UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 5, 2005

Hecla Mining Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-8491	82-0126240

(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200 Coeur d’Alene, Idaho	83815-9408

(Address of Principal Executive Offices)	(Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of a Material Definitive Agreement

        On October 5, 2005, Hecla Mining Company announced the resignation of Ian Atkinson as Vice President of Exploration and Strategy, effective October 7, 2005. In conjunction with the resignation of Mr. Ian Atkinson, the Employment Agreement between Hecla Mining Company and Mr. Atkinson will be terminated. A copy of the news release announcing Mr. Atkinson’s resignation is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 5.02   Departure, Election, or Appointment of Directors or Officers

        On October 5, 2005, Hecla Mining Company announced the resignation of Ian Atkinson as Vice President of Exploration and Strategy, effective October 7, 2005. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY
By:	/s/ Michael B. White

Name: Michael B. White Title: Corporate Secretary

Dated: October 5, 2005

EXHIBIT INDEX

Exhibit No.	Title

Exhibit 99.1 -	Hecla Mining Company News Release dated October 5, 2005